EXHIBIT 32.1
                             ------------
                            CERTIFICATION
                PURSUANT TO 18 U.S.C. SECTION 1350

 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report on Form 10-Q (the "Report") of AMCON Distributing Company (the "Company") for the fiscal quarter ended June 30, 2007, I, Christopher H. Atayan, Chief Executive Officer and Vice Chairman of the Company, hereby certify pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

    (1)the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    (2)the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: July 17, 2007             /s/ Christopher H. Atayan
                                -------------------------
                                Title: Chief Executive Officer
                                        and Vice Chairman